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                                                                    Exhibit 99.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into Charles E. Smith Residential Realty, Inc.'s previously filed Registration Statement File No. 33-82382, Registration Statement File No. 33-93986, Registration Statement File No. 33-80835, Registration Statement File No. 333-340, Registration Statement File No. 333-8129 and Registration Statement File No. 333-17053.


                                           /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP


Washington, D.C.
January 31, 1997

                                     E-10